                  AMENDMENT NO. 1 TO THE INVESTMENT AGREEMENT


     THIS AMENDMENT NO. 1 TO THE INVESTMENT AGREEMENT ("Amendment No. 1") is entered into effective as of this 30th day of June, 2000, by and among Capsule Communications, Inc. (the "Company"), Gold & Appel Transfer, S.A. ("G&A") and Foundation for the International Non-governmental Development of Space ("FINDS" and, together with G&A, the "Investors").

                                   Background
                                   ----------

     A. The Company and the Investors entered into that certain Investment Agreement dated May 19, 2000, pursuant to which the Investors jointly and severally agreed to purchase from the Company additional shares of the Company's common stock ("Common Stock") in two installments for an aggregate purchase price of $3.0 million (the "Agreement").

     B. The Company and the Investors desire to amend the terms and conditions of the Agreement to provide for a modified installment payment schedule, as set forth below.


     NOW, THEREFORE, in consideration of the premises, the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   Agreement
                                   ---------

1.  Section 2 of the Agreement is amended in its entirety to read as follows:

     2. Investors jointly and severally agree to purchase from the Company additional shares of Common Stock in installments for an aggregate purchase price of $3.0 million, as follows:

          a. On or before each of July 10, 2000, July 31, 2000, August 15, 2000, September 15, 2000, and September 29, 2000, the Investors will wire to the Company the aggregate sum of $300,000, and in exchange therefor the Company will issue to the Investors, in such proportions as the Investors may specify, a number of shares of Common Stock equal to the quotient (rounded so as to avoid fractional shares) that results from dividing $300,000 by the higher of (i) the 30-trading day average closing sale price of the Common Stock for the period ending at the close of business on the day prior to each investment and (ii) $1.25.

          b. On or before each of October 31, 2000, November 30, 2000, and December 29, 2000, the Investors will wire to the Company the aggregate sum of $500,000, and in exchange therefor the Company will issue to the Investors, in such proportions as the Investors may specify, a number of shares of Common Stock equal to the quotient (rounded so as to avoid fractional shares) that results from dividing $500,000 by the higher of (i) the 30-trading day average closing sale price of the Common Stock for the period ending at the close of business on the day prior to each investment and (ii) $1.25.

2. Except as amended hereby, the Agreement shall remain in full force and effect.



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     IN WITNESS WHEREOF, the duly authorized representatives of Capsule
Communications, Inc., Gold & Appel Transfer, S.A., and Foundation for the International Non-governmental Development of Space have executed this Amendment No. 1 to the Investment Agreement as of the date first written above.


                                          CAPSULE COMMUNICATIONS, INC.

                                          By: /s/ David B. Hurwitz
                                              ----------------------------
                                          Name:  David B. Hurwitz
                                          Title: President and
                                                  Chief Executive Officer


                                          GOLD & APPEL TRANSFER, S.A..

                                          By: /s/ Walt Anderson
                                              ----------------------------
                                          Name:  Walt Anderson
                                          Title: Power of Attorney in Fact


                                          FOUNDATION FOR THE NON-
                                          GOVERNMENTAL DEVELOPMENT OF
                                          SPACE


                                          By: /s/ Walt Anderson
                                              ----------------------------
                                          Name:  Walt Anderson
                                          Title: President